Exhibit No.  10.68

                                     WAIVER

         Reference is made to the Employment Agreement dated as of November 6, 1996 between Seragen, Inc. (the "Company") and the undersigned, as amended by an Amendment No. 1 to Employment Agreement dated as of December 18, 1996 between the Company and the undersigned (together the "Agreement"). Pursuant to the Agreement, the Company agreed to file a registration statement on Form S-8 (the "Registration Statement") registering under the Securities Act of 1993 all shares issued or to be issued pursuant to the exercise of the stock options granted to Prior pursuant to the Agreement on or before January 6, 1997.

         The undersigned hereby waives with respect to the Agreement the Company's obligation to file the Registration Statement by the January 6, 1997 deadline, and agrees that the Company shall have met its obligation to file the Registration Statement if the Registration Statement is filed on or before July 1, 1997.

         Except as expressly waived herein, all other obligations of the Company contained in the Agreement shall remain in full force and in effect.

         EXECUTED as of the 6th day of January, 1997.



                                                  /s/ Reed R. Prior
                                                  ----------------------------
                                                      Reed R. Prior


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